LABRADOR MUTUAL FUND
ANNUAL REPORT

Fellow Shareholders,

I would like to thank the Shareholders of the Labrador Mutual Fund for their participation in 1998. There is some very good news. Since fund-inception, (September 24, 1998), we have made a substantial amount of money. The records show that every Shareholder was able to make a positive gain on his or her investment in 1998. I am pleased to report that the Fund has retained every Shareholder. Having very satisfied customers that maintain their participation in the Fund is something that pleases me as President of the Fund. It tells me that you think we are doing an excellent job. Speaking for everyone here at the Fund, we hope to provide you with above-average returns for a fund in the growth-and-income category in fiscal year 1999.
Our total return since inception through December 31, 1998 was 17.10%. Our annualized rate of return for 1998 was 63.69%.

Future Opportunities

I feel uneasy predicting anything, especially the future. The usual macro threat or opportunity that dominates fund management is the possible change in long-term interest rates. Most people who run businesses do try to look out to the future because they have to plan for contingencies. Interest rates do get a lot of attention because they affect a company's ability to borrow to finance capital expansion, which in turn affects many other things in the overall economy including consumer spending and employment rates.
Some would say that interest rate prediction is incredibly difficult, often futile, and possibly unnecessary. This difficulty and futility is witnessed by the large number of professional economists who are often wrong in their own predictions. When they are wrong they often hide their mistake(s) by quickly predicting again. This would be considered a "deviating-amplifying loop" in which the predictor predicts again because he or she feels they have to, because they were wrong, and not because a new prediction is actually warranted by the presentation of some "new significant data". The consistently incorrect prediction followed by more incorrect predictions is termed "under-fitting by over-prediction". The old saying of, "If predicting, predict often", applies to this ill-fated scenario.

We here at the Fund would rather not participate in such predictions. We will take the view that if we select the correct companies to include in the portfolio, that their internal experts will make whatever micro-adjustments are necessary in an attempt to neutralize whatever threat the change in rates means to them. There is only a limited amount of time. We can either put our efforts into predicting interest rates, or into picking the high-quality companies that might actually outperform the market averages. We will concentrate Labrador Mutual Fund's energies towards picking the high-quality companies that outperform the market averages!

We have a portfolio approach here at the Fund where equity investment percentage levels inside of Labrador Mutual Fund should not be affected in any large way by changes in the interest rates. We believe it is necessary to stay nearly 100% invested in common stock of companies with their headquarters in the United States.

It is my opinion that the finest socially responsible companies will produce high-quality goods and render services that are necessary no matter what changes occur in the economic, social, or political environment. I believe that excellent companies exist and will continue to prosper because of their internal strengths with every type of change that is a threat or opportunity in the marketplace.

Constant desire to outperform the market.

The shares of Labrador Mutual Fund are owned by our friends, our family members, and of course, the Fund Management. Therefore, we must outperform our growth-and-income mutual fund peers. If we do, we will make more money for you, our dear Shareholder. This is a journey we are taking together. Shareholders, meaning the investing public, and Management all own a stake in the success of Labrador Mutual Fund.

Probably, one of the more important questions is, "How was Fund performance so excellent while keeping portfolio turnover at zero?"

There were no sales of stock holdings by the Fund in 1998. We stayed 99% invested in common stock. Despite our limited amount of incoming capital from investors, Management was able to purchase equity ownership in many companies that outpaced market averages by year end.

When to sell?

Our philosophy, which was borne out by performance figures, shows that there is no need to sell the stock of a company just because of its rising share price. After all, the hope of stock price appreciation is the reason that Management purchases ownership in the companies that it does. Labrador Mutual Fund wants to own the equity of companies that have potentially appreciating stock prices. To us, the emphasis should be on careful selection of the security and then a long-term-hold strategy is implemented.

How does Fund Management discover companies to buy for the portfolio?

First we apply the screens described in our Prospectus. Then hard work, determination and desire to make our Shareholders a lot of money focuses our attention. That is the only encouragement we need to locate the best investment possibilities. We look at prior financial performance such as previous revenues, future earnings prospects, and the financial stability of the company as rated by their lenders. Anything else? Sure, but we will not bore you with the details. For the benefit of the Shareholders the Fund Management would rather keep the rest of the boredom in-house!

How can Shareholders help Management increase the likelihood of the Shareholder making more money through future investment in the Labrador Mutual Fund?

Labrador Mutual Fund operates most efficiently when a steady stream of money comes into the Fund and stays put. This constant (monthly) Shareholder investment allows the Portfolio Manager to take advantage of perceived "price inefficiencies" in security valuations in little steps every day. Because we hold our portfolio turnover essentially at zero, we are dependent upon new money everyday to shop for bargains in the marketplace. Management believes the money-management technique commonly termed "dollar-cost-averaging" to be very effective.

In an effort to help the Shareholders stay informed about the companies in which Labrador Mutual Fund invests the Shareholder's money, the Portfolio Manager has listed each company along with a brief description of its relevant business practices on the WebSite in the "Portfolio" section. We invite you to read about these companies so you can see what Management believes makes the composition and diversification of the Fund so special. Also on our WebSite, we have listed "Frequently Asked Questions" as well as a "Glossary" section. These sections along with others can assist in keeping you informed about your investment in the Labrador Mutual Fund. As our seasoned investor knows, The Labrador Mutual Fund WebSite can be found at www.labradorfund.com. We invite your feedback regarding the Fund.

Live long and prosper.
Peter Schuh
President and Co-Portfolio Manager,
February 28, 1999


FINANCIAL STATEMENTS


LABRADOR MUTUAL FUND
STATEMENT OF NET ASSETS
As of  December  31, 1998


                                        Number        Market
                                      of Shares       Value
                                     -----------     --------


Common Stocks - 99.41%
----------------------

Banks -  6.42%

Firstar                                  500         $46,625
Wells Fargo  & Company                 1,000          39,938

Computers/Technology - 24.03%

Cisco Systems Inc.*                      600          55,687
Hewlett-Packard Company                1,000          68,312
Intel Corporation                        400          47,425
International Business Machine           200          36,950
Microsoft Corporation *                  400          55,475
Sun Microsystems *                       700          59,938

Drugs & Healthcare - 18.67%

Abbott Laboratories                      800          39,200
Johnson & Johnson                        400          33,550
McKesson HBOC Inc.                       600          47,438
Merck & Company Inc.                     250          36,922
Pfizer Inc.                              400          50,175
Schering-Plough Corporation              800          44,200

Financial Services - 2.98%

Automatic Data Processing Inc.           500          40,094

Food & Beverage - 10.95%

BestFoods                                700          37,275
Coca Cola                                800          53,500
Conagra Inc.                           1,800          56,700

Insurance - 2.87%

American International Group Inc.        400          38,650

Machinery & Metal Processing - 2.58%

Illinois Tool Works                      600          34,800

Marketing Service - 3.44%

Omnicom Group Inc.                       800          46,400

Medical Equipment - 3.86%

Medtronic Inc.                           700          51,975

Other Consumer Goods - 13.55%

General Electric Company                 400          40,825
Gillette Company                       1,200          57,975
Proctor & Gamble Company                 400          36,525
Xerox Corporation                        400          47,200

Retail - 4.35%

Walgreens Company                      1,000          58,562

Telecommunications - 5.71%

Lucent Technology                        700          77,000
                                                      ------

Total Common Stocks
      (Cost $1,147,059)                            1,339,316
                                                   ---------

Money Market - 0.74%
--------------------

Star Treasury Money Market
      (Cost $9,930)                                    9,930

Total Investments
      (Cost $1,156,989)                            1,349,246

Other Assets and Liabilities, Net - (0.15%)          (2,025)
-------------------------------------------          -------
Net Assets - 100%                                 $1,347,221
                                                  ==========

*Non-income producing security.
The accompanying notes are an integral part of these financial statements.

LABRADOR MUTUAL FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:

      Investments, at value (cost $1,156,989)                   $  1,349,246
      Receivables:
          Dividends                                                    1,223
          Interest                                                        36
          Expense Reimbursement by Manager                            10,366
                                                                      ------
      Total assets                                                 1,360,871

LIABILITIES:

      Accrued 12B-1 Fees                                                 559
      Accrued Administration Fees                                      1,400
      Accrued Auditing Fees                                              750
      Accrued Custodian Fees                                             659
      Accrued Fund Accounting Fees                                     3,500
      Accrued Insurance                                                2,271
      Accrued Legal Fees                                                 250
      Accrued Postage                                                    143
      Accrued Pricing Fees                                               492
      Accrued Report Printing                                            531
      Accrued Miscellaneous Fees                                         345
      Accrued Transfer Agent Fees                                      2,750
                                                                       -----
      Total liabilities                                               13,650
                                                                      ------

NET ASSETS                                                      $  1,347,221
                                                                ============

Net assets consist of:
      Paid-in capital                                              1,157,403
      Accumulated undistributed net realized loss on investments (2,439) Net unrealized appreciation on
         investments                                                 192,257
                                                                     -------

Net assets                                                      $  1,347,221
                                                                ============

Shares of capital stock
      outstanding (no par value,
      unlimited shares authorized)                                   115,024

Net asset value, offering
      and redemption, price per share                                $ 11.71



The accompanying notes are an integral part of these financial statements.

LABRADOR MUTUAL FUND
STATEMENT OF OPERATIONS
For the period September 24, 1998 (inception date of fund) to December 31, 1998


INVESTMENT INCOME:
      Interest                                                        $  545
      Dividends                                                        2,386
                                                                       -----
         Total investment income                                       2,931
                                                                       -----

EXPENSES:

      12B-1 Expense                                                      559
      Administration Expense                                           1,400
      Auditing Expense                                                   750
      Custodian Expense                                                  874
      Fund Accounting Expense                                          3,500
      Insurance Expense                                                2,271
      Legal Expense                                                      250
      Management Expense                                               3,357
      Postage Expense                                                    143
      Pricing Expense                                                    492
      Report Printing Expense                                            531
      Miscellaneous Expense                                              445
      Transfer Agent Expense                                           2,750
                                                                       -----
         Total expenses                                               17,322
                                                                      ------

Less:  Expense reimbursement from Manager                             11,952
         Total net expenses                                            5,370

NET INVESTMENT LOSS                                                  (2,439)
                                                                     -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net change in unrealized appreciation on investments           192,257
                                                                     -------
      Net gain on investments                                        192,257
                                                                     -------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   189,818
                                                                     =======




The accompanying notes are an integral part of these financial statements.




LABRADOR MUTUAL FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period September 24, 1998 (inception date of fund) to December 31, 1998


INCREASE IN NET ASSETS
Operations:
      Net investment loss                                           $(2,439)
      Net change in unrealized appreciation on investments           192,257
                                                                     -------
      Increase in net assets from operations                         189,818
                                                                     -------

Capital share transactions:
      Proceeds from shares sold                                    1,157,565
      Cost of shares repurchased                                       (162)
                                                                   ---------
      Net increase in net assets from capital share transactions   1,157,403
                                                                   ---------
TOTAL INCREASE IN NET ASSETS                                       1,347,221
                                                                   ---------

NET ASSETS:
      Beginning of period                                                ---
      End of period                                              $ 1,347,221
                                                                 ===========

OTHER INFORMATION:
Share transactions:
      Sold                                                           115,039
      Repurchased                                                       (15)
                                                                     -------
NET INCREASE IN SHARES OUTSTANDING                                   115,024
                                                                     =======





The accompanying notes are an integral part of these financial statements.












LABRADOR MUTUAL FUND
FINANCIAL HIGHLIGHTS



                                                                  1998(a)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $ 10.00
Loss from investment operations:
      Net investment income loss                                   (0.02)
      Net realized and unrealized gain on investments                1.73
                                                                     ----
Total from investment operations                                     1.71

Net asset value, end of period                                    $ 11.71
                                                                    =====
TOTAL RETURN                                                    63.69%(b)

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                                $1,347,221

      Ratio of expenses to average net assets:
           Before reimbursement of expenses by Manager (b)          5.78%
           After reimbursement of expenses by Manager (b)           2.40%

      Ratio of net investment income to average net assets:
           Before reimbursement of expenses by Manager (b)        (4.80)%
           After reimbursement of expenses by Manager (b)         (0.81)%

      Portfolio turnover                                             0.0%

(a) For the period September 24, 1998 (inception date of fund) to December 31, 1998.
(b)   Annualized.















NOTES TO FINANCIAL STATEMENTS

Note 1 - General

The Labrador Mutual Fund, (the "Trust") which has a similarly named portfolio called the Labrador Mutual Fund ("the Fund") is a mutual fund that invests principally in securities of companies which, in the opinion of the Fund's management, conduct their business in a socially responsible manner. Capital growth and current income are the primary and secondary investment objectives. Investment advisory and management services are provided to the Fund by Labrador Investment Advisers, Inc., (the "Manager").

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A) Security Valuations

Shares of the Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of trustees. The Fund's net asset value per share is determined by dividing the sum of the market value of all securities and all other assets of the Fund, less liabilities of the Fund, by the total number of the Fund's shares outstanding.

     B) Securities Transactions and Investment Income

Securities transactions are recorded on a trade basis. The cost of securities sold is determined using the first-in-first-out method. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

     C) Dividends and Distributions to Shareholders

The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in cash. All expenses are accrued daily and deducted before declaration of dividends to investors. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

     D) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code so long as such qualification is in the best interest of its shareholders. Such qualifications relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for a 4% Federal excise tax on undistributed income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

     D) Federal Income Taxes

Net realized gains or losses may differ for financial and tax reporting purposes for the Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

     E) Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

Under a plan adopted by the Fund's Board of trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays Unified Management Corporation a shareholder servicing and distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund. Such fee will be used in its entirety by Unified Management Corporation to make payments for administration, shareholder services and distribution assistance, including, but not limited to: (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organization for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to Unified Management Corporation under the Plan are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Unified Management Corporation under the Plan.

The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and the Manager and subject to the authority of the Board of Trustees, the Manager manages the Fund's investments and is responsible for the overall management of the business affairs of the Fund. The Manager continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Manager a monthly fee equal to an annual average rate of 1.50% of its average daily net assets, minus the amount by which the Fund's total expenses (excluding brokerage, taxes, interest and extraordinary expenses) exceeds 2.40%. The Manager has undertaken, until such time as it gives investors 60 days notice to the contrary, to waive it's investment advisory fee to the extent Total Fund Operating Expenses (excluding brokerage, taxes, interest and extraordinary expenses) exceed 2.40%. At December 31, 1998 the Manager owed the Fund $10,366 in net reimbursement.

Note 4- Investment Transactions

For the period ended December 31, 1998, the cost of purchases, excluding short-term investments, were $1,147,059, there were no proceeds from the sale of investments.

Note 5- Unrealized Appreciation (Depreciation)

At December 31, 1998, the composition of gross unrealized appreciation (depreciation) of investment securities is as follows:
                            Appreciation   Depreciation   Net Appreciation
                            ------------   ------------   ----------------
The Labrador Mutual Fund    $ 196,100        ($3,843)       $ 192,257

Note 6- Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At December 31, 1998, Labrador Investment Adviser and its affiliates owned 10,000 shares of the Fund.

Note 7- Year 2000

The Fund's operations depend on the seamless functioning of computer systems in the financial service industry in general and specifically on the systems used by the Manager and Unified Fund Services. The Year 2000 Issue relates to computer programs that use two digits rather than four to define calendar years. Computer programs may recognize a two-digit reference to the year 2000 (00), as 1900 rather than 2000. This could result in system failures or miscalculations, disrupting the processing of date-related information. If the Fund, the Manger, Unified Fund Services or their respective computer services suppliers do not adequately address the Year 2000 Issue, this issue could create problems in the handling of security trades, pricing and account servicing for the Fund.

The Manager has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the year 2000 Issue with respect to its computer systems. The Manager has also been informed that appropriate steps are being taken by Unified Fund Services and the Fund's other major service providers. The manager believes that the Year 2000 Issue will not have a material impact on its ability to continue to fulfill its duties as Manager to the Fund. As a result, no formal contingency plans have been developed.

The cost to-date to determine the impact of the Year 2000 Issue is immaterial and no significant future costs are anticipated.


ACCOUNTANTS REPORT ON INTERNAL CONTROLS


To the Shareholders and Board of Trustees of Labrador Mutual Fund:

In planning and performing the audit of the financial statements of Labrador Mutual Fund for the period ended December 31, 1998, I considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing an opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of Labrador Mutual Fund is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgements by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

My consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, I noted no matters involving the internal control structure, including procedures for safeguarding securities, that I consider to be material weaknesses as defined above as of December 31, 1998.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.


Marie Jones CPA
Saratoga, California

March 1, 1999